                                                                   DRAFT 5/15/97


                                                                     EXHIBIT 4.1

--------------------------------------------------------------------------------

                                TANDY CORPORATION

                             ----------------------



                                    INDENTURE

                             Dated as of May 1, 1997

                             ----------------------

                            THE CHASE MANHATTAN BANK

                                   as Trustee

                                 Debt Securities


 -------------------------------------------------------------------------------

                                TANDY CORPORATION

     Reconciliation and tie between Trust Indenture Act of 1939, as amended,
                                       and
                       Indenture, dated as of May 1, 1997

Trust Indenture Act Section                               Indenture Section

ss.310(a)(1) ...............................................   609
      (a)(2) ...............................................   609
      (a)(3) ...............................................   Not Applicable
      (a)(4) ...............................................   Not Applicable
      (a)(5) ...............................................   609
      (b) ..................................................   608
                                                               610
      (c) ..................................................   Not Applicable
ss.311(a) ..................................................   613(a)
      (b) ..................................................   613(b)
      (b)(2) ...............................................   703(a)(3)
                                                               703(b)
      (c) ..................................................   Not Applicable
ss.312(a) ..................................................   701
                                                               702(a)
      (b) ..................................................   702(b)
      (c) ..................................................   702(c)
ss.313(a) ..................................................   703(a)
      (b) ..................................................   703(b)
      (c) ..................................................   703(c)
      (d) ..................................................   703(d)
ss.314(a)(1) ...............................................   704
      (a)(2) ...............................................   704
      (a)(3) ...............................................   704
      (a)(4) ...............................................   1009
      (b) ..................................................   Not Applicable
      (c)(1) ...............................................   102
      (c)(2) ...............................................   102
      (c)(3) ...............................................   Not Applicable
      (d) ..................................................   Not Applicable
      (e) ..................................................   102
      (f) ..................................................   Not Applicable
ss.315(a) ..................................................   601(a)
                                                               601(c)
      (b) ..................................................   602
      (c) ..................................................   601(b)
      (d) ..................................................   601(c)

      (d)(1) ...............................................   601(a)
      (d)(2) ...............................................   601(c)(2)
      (d)(3) ...............................................   601(c)(3)
      (e) ..................................................   514
ss.316(a)(1)(A) ............................................   512
      (a)(1)(B) ............................................   513
      (a)(2) ...............................................   Not Applicable
      (a) last sentence ....................................   101
      (b) ..................................................   508
      (c) ..................................................   104(g)
ss.317(a)(1) ...............................................   503
      (a)(2) ...............................................   504
      (b) ..................................................   1003
ss.318(a) ..................................................   107
---------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                                         TABLE OF CONTENTS

                                                                                                                                Page

                                                                                                                                ----

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PARTIES .......................................................................................................................    1

RECITALS ......................................................................................................................    1


                                                             ARTICLE ONE


                                       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions ......................................................................................................    2

             Act ..............................................................................................................    2

             Affiliate; control ...............................................................................................    2

             Attributable Debt ................................................................................................    2

             Authenticating Agent .............................................................................................    3

             Board of Directors ...............................................................................................    3

             Board Resolution .................................................................................................    3

             Business Day .....................................................................................................    3

             Capital Lease Obligation .........................................................................................    3

             Commission .......................................................................................................    3

             Company ..........................................................................................................    3

             Company Request; Company Order ...................................................................................    3

             Components .......................................................................................................    4

             Consolidated Net Tangible Assets .................................................................................    4

             Conversion Date ..................................................................................................    4

             Corporate Trust Office ...........................................................................................    4

             Corporation ......................................................................................................    4

             Debt Securities ..................................................................................................    5

             Defaulted Interest ...............................................................................................    5

             Depositary .......................................................................................................    5

             Discharged .......................................................................................................    5

             Dollar ...........................................................................................................    5

             ECU ..............................................................................................................    5

             Event of Default .................................................................................................    5

             Exchange Rate ....................................................................................................    5

             Exchange Rate Agent ..............................................................................................    6

             Exchange Rate Officer's Certificate ..............................................................................    6

             Foreign Currency .................................................................................................    6

             Global Security ..................................................................................................    6

             Holder ...........................................................................................................    6

             Indebtedness .....................................................................................................    6

             Indenture ........................................................................................................    7

             interest .........................................................................................................    7

             Interest Payment Date ............................................................................................    7


Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.


             Lien .............................................................................................................    7

             Maturity .........................................................................................................    7

             Officers' Certificate ............................................................................................    7

             Operating Assets .................................................................................................    7

             Operating Property ...............................................................................................    8

             Opinion of Counsel ...............................................................................................    8

             Original Issue Discount Security .................................................................................    8

             Outstanding ......................................................................................................    8

             Paying Agent .....................................................................................................    9

             Person ...........................................................................................................    9

             Place of Payment .................................................................................................    9

             Predecessor Security .............................................................................................    9

             Redemption Date ..................................................................................................    9

             Redemption Price .................................................................................................    9

             Regular Record Date ..............................................................................................    9

             Required Currency ................................................................................................    9

             Responsible Officer ..............................................................................................   10

             Sale and Lease-Back Transaction ..................................................................................   10

             Security Register; Security Registrar ............................................................................   10

             Special Record Date ..............................................................................................   10

             Stated Maturity ..................................................................................................   10

             Subsidiary .......................................................................................................   10

             Trust Indenture Act ..............................................................................................   10

             Trustee ..........................................................................................................   11

             U.S. Government Obligations ......................................................................................   11

SECTION 102. Compliance Certificates and Opinions .............................................................................   11

SECTION 103. Form of Documents Delivered to Trustee ...........................................................................   12

SECTION 104. Acts of Holders ..................................................................................................   12

SECTION 105. Notices, etc., to Trustee and Company ............................................................................   14

SECTION 106. Notice to Holders; Waiver ........................................................................................   14

SECTION 107. Conflict with Trust Indenture Act ................................................................................   14

SECTION 108. Effect of Headings and Table of Contents .........................................................................   15

SECTION 109. Successors and Assigns ...........................................................................................   15

SECTION 110. Separability Clause ..............................................................................................   15

SECTION 111. Benefits of Indenture ............................................................................................   15

SECTION 112. Governing Law ....................................................................................................   15

SECTION 113. Legal Holidays ...................................................................................................   15

SECTION 114. Moneys of Different Currencies to be Segregated ..................................................................   16

SECTION 115. Payment to be in Proper Currency .................................................................................   16


                                                             ARTICLE TWO


                                                         DEBT SECURITY FORMS

SECTION 201. Forms Generally ..................................................................................................   16

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SECTION 202. Forms of Debt Securities .........................................................................................   18

SECTION 203. Form of Trustee's Certificate of Authentication ..................................................................   18

SECTION 204. Form of Trustee's Certificate of Authentication by an Authenticating Agent .......................................   18


                                                            ARTICLE THREE


                                                         THE DEBT SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series .............................................................................   20

SECTION 302. Denominations ....................................................................................................   22

SECTION 303. Execution, Authentication, Delivery and Dating ...................................................................   22

SECTION 304. Temporary Debt Securities ........................................................................................   25

SECTION 305. Registration, Registration of Transfer and Exchange ..............................................................   26

SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities ............................................................   28

SECTION 307. Payment of Interest; Interest Rights Preserved ...................................................................   29

SECTION 308. Persons Deemed Owners ............................................................................................   31

SECTION 309. Cancellation .....................................................................................................   31

SECTION 310. Computation of Interest ..........................................................................................   31

SECTION 311. Payment in Currencies ............................................................................................   32


                                                            ARTICLE FOUR


                                                     SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture .........................................................................   35

SECTION 402.  Application of Trust Money ......................................................................................   36


                                                            ARTICLE FIVE


                                                              REMEDIES

SECTION 501. Events of Default ................................................................................................   36

SECTION 502. Acceleration of Maturity; Recission and Annulment ................................................................   37

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee ..................................................   39

SECTION 504. Trustee May File Proofs of Claim .................................................................................   39

SECTION 505. Trustee May Enforce Claims without Possession of Debt Securities .................................................   40

SECTION 506. Application of Money Collected ...................................................................................   41

SECTION 507. Limitation on Suits ..............................................................................................   41

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest ........................................   42

SECTION 509. Restoration of Rights and Remedies 42
SECTION 510. Rights and Remedies Cumulative ...................................................................................   42

SECTION 511. Delay or Omission Not Waiver .....................................................................................   43

SECTION 512. Control by Holders ...............................................................................................   43


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SECTION 513. Waiver of Past Defaults ..........................................................................................   43

SECTION 514. Undertaking for Costs ............................................................................................   44

SECTION 515. Waiver of Stay or Extension Laws .................................................................................   44


                                                             ARTICLE SIX


                                                             THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities ..............................................................................   45

SECTION 602. Notice of Defaults ...............................................................................................   46

SECTION 603. Certain Rights of Trustee ........................................................................................   46

SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities ......................................................   48

SECTION 605. May Hold Debt Securities .........................................................................................   48

SECTION 606. Money Held in Trust ..............................................................................................   48

SECTION 607. Compensation and Reimbursement ...................................................................................   48

SECTION 608. Disqualification; Conflicting Interests ..........................................................................   49

SECTION 609. Corporate Trustee Required; Eligibility ..........................................................................   49

SECTION 610. Resignation and Removal; Appointment of Successor ................................................................   50

SECTION 611. Acceptance of Appointment by Successor ...........................................................................   52

SECTION 612. Merger, Conversion, Consolidation or Succession to Business ......................................................   53

SECTION 613. Preferential Collection of Claims Against Company ................................................................   53

                                       (a)  Segregation and Apportionment of Certain Collections by Trustee; Certain Exceptions   53

                                       (b)  Certain Creditor Relationships Excluded from Segregation and Apportionment ........   53

                                       (c)  Definitions of Certain Terms Used in this Section .................................   54

SECTION 614 Authenticating Agents .............................................................................................   57


                                                            ARTICLE SEVEN


                                          HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders ........................................................   58

SECTION 702. Preservation of Information; Communications to Holders ...........................................................   59

SECTION 703. Reports by Trustee ...............................................................................................   60

SECTION 704. Reports by Company ...............................................................................................   60


                                                            ARTICLE EIGHT


                                            CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 801. Company May Consolidate, etc., Only on Certain Terms .............................................................   61

SECTION 802. Successor Corporation Substituted ................................................................................   62



                                                            ARTICLE NINE


                                                       SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures without Consent of Holders ...............................................................   62

SECTION 902. Supplemental Indentures with Consent of Holders ..................................................................   63

SECTION 903. Execution of Supplemental Indentures .............................................................................   64

SECTION 904. Effect of Supplemental Indentures ................................................................................   65

SECTION 905. Notice to Holders ................................................................................................   65

SECTION 906. Conformity with Trust Indenture Act ..............................................................................   65

SECTION 907. Reference in Debt Securities to Supplemental Indentures ..........................................................   65


                                                             ARTICLE TEN


                                                              COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest ......................................................................   66

SECTION 1002. Maintenance of Office or Agency .................................................................................   66

SECTION 1003. Money for Debt Securities Payments to Be Held in Trust ..........................................................   67

SECTION 1004. Corporate Existence .............................................................................................   68

SECTION 1005. Maintenance of Properties .......................................................................................   68

SECTION 1006. Payment of Taxes and Other Claims ...............................................................................   69

SECTION 1007. Limitation on Sales and Leasebacks ..............................................................................   69

SECTION 1008. Limitation on Liens .............................................................................................   70

SECTION 1009. Certificate as to Default .......................................................................................   71

SECTION 1010. Waiver of Certain Covenants .....................................................................................   72


                                                           ARTICLE ELEVEN


                                                    REDEMPTION OF DEBT SECURITIES

SECTION 1101. Applicability of Article ........................................................................................   72

SECTION 1102. Election to Redeem, Notice to Trustee ...........................................................................   72

SECTION 1103. Selection by Trustee of Debt Securities to Be Redeemed ..........................................................   73

SECTION 1104. Notice of Redemption ............................................................................................   73

SECTION 1105. Deposit of Redemption Price .....................................................................................   74

SECTION 1106. Debt Securities Payable on Redemption Date ......................................................................   74

SECTION 1107. Debt Securities Redeemed in Part ................................................................................   74


                                                           ARTICLE TWELVE


                                                            SINKING FUNDS

SECTION 1201. Applicability of Article ........................................................................................   75

SECTION 1202. Satisfaction of Sinking Fund Payments with Debt Securities ......................................................   75

SECTION 1203. Redemption of Debt Securities for Sinking Fund ..................................................................   76



                                                          ARTICLE THIRTEEN


                                                             DEFEASANCE

SECTION 1301. Applicability of Article ........................................................................................   76

SECTION 1302. Defeasance Upon Deposit of Moneys or U.S. Government Obligations ................................................   76

SECTION 1303. Deposited Moneys and U.S. Government Obligations To Be Held in Trust ............................................   78

SECTION 1304. Repayment to Company ............................................................................................   78



TESTIMONIUM ...................................................................................................................   88

SIGNATURES AND SEALS ..........................................................................................................   88

ACKNOWLEDGMENTS ...............................................................................................................   88


     INDENTURE dated as of May 1, 1997 between TANDY CORPORATION, a Delaware corporation (hereinafter called the "Company"), having its principal office at 1800 One Tandy Center, Fort Worth, Texas 76102, and THE CHASE MANHATTAN BANK, a New York banking corporation (hereinafter called the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.

     RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (herein called the "Debt Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101. Definitions

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereafter shall mean such principles as are generally accepted in the United States at the date of such computation; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holder has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Attributable Debt" means, as to any particular lease under which the Company or a Subsidiary thereof is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at the rate of 10% per annum compounded annually.

The net amount of rent required to be paid under any such lease for any such period shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

     "Authenticating Agent" means any agent or agents of the Trustee which at the time shall be acting pursuant to Section 614.

     "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, unless otherwise specified in a Board Resolution, and an Officers' Certificate, or in a supplemental indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in an applicable Place of Payment, the city in which the Trustee's Corporate Trust Office is located or in the Borough of Manhattan, The City of New York are authorized or obligated by law, executive order or regulation to remain closed.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with generally accepted accounting principles.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the Chief Executive Officer, the President, a Senior Vice President or Vice President-Controller, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Components", with respect to a composite currency (including but not limited to the ECU), means the currency amounts that are components of such component currency on the Conversion Date with respect to such composite currency. If the official unit of any component currency is altered by way of combination or subdivision, the amount of such currency in the component shall be proportionately divided or multiplied. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

     "Consolidated Net Tangible Assets" means the total of all the assets appearing on the consolidated balance sheet of the Company and its Subsidiaries, as determined in accordance with generally accepted accounting principles, less the following:

          (1) current liabilities, including liabilities for indebtedness maturing more than 12 months from the date of the original creation thereof but maturing within 12 months from the date of determination;

          (2) reserves for depreciation and other asset valuation reserves; and

          (3) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet.

     Consolidated Net Tangible Assets shall be determined as of the most recent published financial statements of the Company.

     "Conversion Date", with respect to a composite currency (including but not limited to the ECU), has the meaning specified in Section 311.

     "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

     The term "corporation" includes corporations, associations, companies and business trusts.

     "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Debt Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

     "Discharged" has the meaning specified in Section 1302.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of Ministers of the European Union.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Rate" means (a) with respect to a currency (other than a composite currency) in which payment is to be made on a series of Debt Securities denominated in a composite currency, the exchange rate between such currency and such composite currency reported by the agency or organization, if any, designated pursuant to Section 301(11) or by the Council of Ministers of the European Union (in the case of ECU, whose reports are currently based on the rates in effect at 2:30 P.M., Brussels time, on the relevant exchange markets), as appropriate, on the applicable Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided herein, as the case may be; (b) with respect to Dollars in which payment is to be made on a series of Debt Securities denominated in a Foreign Currency, the noon Dollar buying rate for that currency for cable transfers quoted by the Exchange Rate Agent in The City of New York on the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided herein, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; (c) with respect to Foreign Currency in which payment is to be made on a series of Debt Securities denominated in Dollars or converted into Dollars pursuant to Section 311(d)(ii), the noon Dollar selling rate for that currency for cable transfers quoted by the Exchange Rate Agent in The City of New York on the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided herein, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; and (d) with respect to a Foreign Currency in which payment is to be made on a series of Debt Securities denominated in a different Foreign Currency, the exchange rate between such Foreign Currencies determined in the manner specified pursuant to Section 301(14). If for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Company shall use such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more commercial banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Company, in each case, shall deem appropriate. If there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be the largest market upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect to such securities.

     "Exchange Rate Agent" means the New York clearing house bank designated pursuant to Section 301, or any successor thereto.

     "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate as of the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in ECU, any other composite currency or foreign Currency, and signed by the Chairman of the Board, the president, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller of the Company and delivered to the Trustee.

     "Foreign Currency" means a currency issued by the government of any country other than the United States of America or a composite currency based on the aggregate value of currencies of any group of countries.

     "Global Security" means a Debt Security evidencing all or part of a series of Debt Securities, issued to the Depositary for such series in accordance with
Section 303, and bearing the legend prescribed in Section 303.

     "Holder" means a Person in whose name a Debt Security is registered in the Security Register.

     "Indebtedness" means with respect to any Person, at any time, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (other than accounts payable incurred in the ordinary course of business), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (v) all obligations of such Person issued or assumed as the deferred purchase price of property (other than accounts payable incurred in the ordinary course of business), (vi) all Capital Lease Obligations of such Person, (vii) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed and (viii) all obligations of such Person in respect of any letters of credit supporting any Indebtedness of others, and guarantees by such Person of Indebtedness of others.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by Section 301.

     The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other), or preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, a Senior Vice President or Vice President-Controller, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Operating Assets" means all merchandise inventories, furniture, fixtures and equipment (including all transportation and warehousing equipment but excluding office equipment and data processing equipment) owned by the Company or any of its Subsidiaries.

     "Operating Property" means all real property and improvements thereon owned by the Company or any of its Subsidiaries constituting, without limitation, any store, warehouse, service center or distribution center wherever located, provided that such term shall not include any store, warehouse, service center or distribution center that the Company's Board of Directors declares by resolution not to be of material importance to the business of the Company and its Subsidiaries.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of, or counsel to, the Company and who shall be reasonably satisfactory to the Trustee, that is delivered to the Trustee.

     "Original Issue Discount Security" means any Debt Security which is issued with original issue discount within the meaning of Section 1273(a) of the Internal Revenue Code of 1986 and the regulations thereunder.

     "Outstanding", when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Debt Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Debt Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Debt Securities of which are not to be originally issued at one time, a Debt Security of such series shall not be deemed to have been outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Debt Security is delivered to the Trustee for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Debt Security so delivered to such Trustee shall be promptly cancelled by it.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Debt Securities of any series, unless otherwise specified in a Board Resolution, an Officers' Certificate or in a supplemental indenture, means the office or agency of the Company in the Borough of Manhattan, the City and State of New York, and such other place or places, if any, where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 301.

     "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

     "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Required Currency" has the meaning specified in Section 115.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, any deputy secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the comptroller or any deputy comptroller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Sale and Lease-Back Transaction" of the Company or a subsidiary thereof means any arrangement whereby (a) property has been or is to be sold or transferred by the Company or such subsidiary to any Person with the intention on the part of the Company or such Subsidiary of taking back a lease of such property pursuant to which the rental payments are calculated to amortize the purchase price of such property substantially over the useful life of such property and (b) such property is in fact so leased by the Company or such Subsidiary.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Debt Security or any installment of principal thereof, premium thereon or interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

     "Subsidiary" means any corporation of which a majority of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Company, by the Company and one or more other Subsidiaries or by one or more Subsidiaries of the Company, any general partnership, joint venture or similar entity, of which a majority of the outstanding partnership or similar interests is at the time directly or indirectly owned by the Company, or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries, and any limited partnership of which the Company or any other Subsidiary is a general partner.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 906.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

     "U.S. Government Obligations" has the meaning specified Section in 1302.

     SECTION 102. Compliance Certificates and Opinions

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the annual certificate provided pursuant to Section 1009) shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Any instructions by the Company with respect to a Global Security given after the initial issuance of such Global Security shall be in writing but need not comply with this Section 102.

     SECTION 103. Form of Documents Delivered to Trustee

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104. Acts of Holders

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (c) The ownership of Debt Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of any Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

     (e) For purposes of determining the principal amount of Outstanding Debt Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have a principal amount determined by an Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of 9:00 A.M. New York time on the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date for the reasons specified in Section 311(d)(i) of the Indenture, such rate on the date specified in such Section).

     (f) In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Debt Securities.

     (g) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 701 prior to such solicitation. If a record date is fixed, those persons who were Holders of Debt Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date; provided, however, that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of Outstanding Debt Securities prior to the date which is the 120th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

     SECTION 105. Notices, etc., to Trustee and Company

     Except as provided in Sections 501(4) and (5), any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office,
     Attention: Corporate Trustee Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Secretary.

     SECTION 106. Notice to Holders; Waiver

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice by mail, then such a notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 107. Conflict with Trust Indenture Act

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

     SECTION 108. Effect of Headings and Table of Contents

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 109. Successors and Assigns

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 110. Separability Clause

     In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 111. Benefits of Indenture

     Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112. Governing Law

     THIS INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     SECTION 113. Legal Holidays

     In any case where any Interest Payment Date or Redemption Date or Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

     SECTION 114. Moneys of Different Currencies to be Segregated

     The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

     SECTION 115. Payment to be in Proper Currency

     Each reference in any Debt Security, or in the Board Resolution relating thereto, to any currency shall be of the essence. In the case of any Debt Security payable (in accordance with its terms or pursuant to any election made by the Holder thereof as contemplated by Section 301) in any currency (the "Required Currency") other than Dollars, except as otherwise provided therein or in the related Board Resolution, the obligation of the Company to make any payment of principal of (and premium, if any) and interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, and the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                   ARTICLE TWO

                               DEBT SECURITY FORMS

     SECTION 201. Forms Generally

     The Debt Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

     The Trustee's certificate of authentication shall be in substantially the form set forth in Section 203.

     The definitive Debt Securities, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner permitted by the rules of any securities exchange on which the Debt Securities may be listed, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

     SECTION 202. Forms of Debt Securities

     Each Debt Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution and an Officers' Certificate or one or more indentures supplemental hereto which shall set forth the information required by
Section 301. If so provided as contemplated by Section 301, the Debt Securities of a series shall be issuable in the form of one or more Global Securities. If the form for a series of Debt Securities is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the form for such series.

     SECTION 203. Form of Trustee's Certificate of Authentication

     The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                         THE CHASE MANHATTAN BANK,
                                                  as Trustee


                                         By ________________________________
                                                   Authorized Officer


     SECTION 204. Form of Trustee's Certificate of Authentication by an
                  Authenticating Agent

     If at any time there shall be an Authenticating Agent appointed with respect to any series of Debt Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by Debt Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK,
                                                as Trustee

                                       By  _________________________________
                                                 Authenticating Agent

                                       By  _________________________________
                                                 Authorized Signatory

                                  ARTICLE THREE

                               THE DEBT SECURITIES

     SECTION 301. Amount Unlimited; Issuable in Series

     The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 304, 305, 306, 907 or 1107);

          (3) the date or dates (or manner of determining the same) on which the principal of (and premium, if any, on) the Debt Securities of the series is payable (which, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time);

          (4) the rate or rates (or the manner of calculation thereof), if any, at which the Debt Securities of the series shall bear interest, the date or dates from which such interest shall accrue (which, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Date for the interest payable on any Interest Payment Date;

          (5) the place or places, if any, in addition to or other than the office or agency of the Company in the Borough of Manhattan, the City and State of New York, where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable;

          (6) the period or periods within which or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem, repay or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
     Section 502;

          (10) provisions, if any, for the defeasance of Debt Securities of the series;

          (11) the currency of denomination of the Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

          (12) the designation of the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Debt Securities of the series will be made, and the designation, if any, of the currency or currencies in which payment of the principal (and premium, if any) or the interest on such Debt Securities, at the election of a Holder thereof, may also be payable;

          (13) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Debt Securities are denominated or designated to be payable, the manner in which such amounts shall be determined;

          (14) if the payments of principal of (and premium, if any) or interest on the Debt Securities of the series are to be made in a Foreign Currency other than the Foreign Currency in which such Debt Securities are denominated, the manner in which the exchange rate with respect to such payments shall be determined;

          (15) any additional Events of Default or restrictive covenants provided for with respect to Debt Securities of the series;

          (16) if the Debt Securities of such series are to be denominated or payable in a currency other than Dollars, the designation of the initial Exchange Rate Agent;

          (17) the form of Debt Securities of such series;

          (18) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Debt Securities represented thereby; and

          (19) any other terms of the series (which terms shall not adversely affect any prior series of Debt Securities) including any terms which may be required or advisable under United States laws or regulations or advisable in connection with the marketing of Debt Securities of the series.

     All Debt Securities of any particular series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto. The terms of such Debt Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in such Board Resolution or supplemental indenture. All Debt Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

     If any of the terms of a series of Debt Securities is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     SECTION 302. Denominations

     Unless otherwise specified in a Board Resolution, and an Officers' Certificate, or in a supplemental indenture, the Debt Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified in accordance with the requirements of Section 301. In the absence of any such provisions with respect to the Debt Securities of any series, and except as provided in Section 303, the Debt Securities of such series shall be issuable in denominations of $1,000 or any integral multiple thereof.

     SECTION 303. Execution, Authentication, Delivery and Dating

     The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, one of its Senior Vice Presidents or its Vice President-Controller, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debt Securities may be manual or facsimile.

     Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities; provided that, with respect to Debt Securities of a medium term note program, the Trustee shall authenticate and deliver Debt Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by Company Order. The maturity date, original issuance date, interest rate and any other terms of the Debt Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instruction from the Company or its duly authorized agent, which instructions, if given orally, shall be promptly confirmed in writing. The Trustee shall be entitled to receive, prior to the authentication and delivery of such Debt Securities, the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities have been approved (and, if such form or terms are approved pursuant to a Board Resolution, an Officers' Certificate approving such terms and form), an Officers' Certificate as to the absence of any event which is, or after notice or lapse of time or both would become, an Event of Default, and an Opinion of Counsel stating that:

          (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

          (2) the form and terms of such Debt Securities have been established in conformity with the provisions of this Indenture;

          (3) in the event that the form or terms of such Debt Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture have been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel to the Company shall request and as to which the Trustee shall not reasonably object;

          (4) the execution and delivery of such Debt Securities have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly executed by the Company, and, assuming due authentication by the Trustee and delivery by the Company, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel to the Company shall request and as to which the Trustee shall not reasonably object;

          (5) all requirements hereunder and, to such counsel's best knowledge, after reasonable inquiry (except for the "blue sky" laws of the various states, with respect to which no opinion need be given), all laws in respect of the execution and delivery by the Company of such Debt Securities have been complied with; and

          (6) such other matters as the Trustee may reasonably request, and, if the authentication and delivery relates to Debt Securities of a series constituting a medium term note program, paragraphs (2) and (4) of the foregoing opinion shall read as follows:

               "(2) the form of such Debt Securities and the procedures for determining the terms of such Debt Securities as set forth in the procedures relating thereto hereinabove referred to have been established in conformity with the provisions of this Indenture; and

               (4) the execution and delivery of such Debt Securities have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly authorized by the Company and when duly executed by the Company and completed and authenticated in accordance with the Indenture and issued, delivered and paid for in accordance with the applicable selling agency or distribution agreement, will have been duly issued under the Indenture and will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel to the Company shall request and as to which the Trustee shall not reasonably object."

     The Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee determines that such authentication may not lawfully be made or if the Trustee reasonably determines that such authentication would be prejudicial to the Holders of Outstanding Debt Securities.

     Notwithstanding any contrary provision herein, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to this Section or Sections 102 and 201 at or prior to the time of authentication of each Debt Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debt Security of such series to be issued.

     Each Debt Security shall be dated the date of its authentication.

     No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Debt Securities of such series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Debt Securities in definitive registered form, this Debt Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     Each Depositary designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

     SECTION 304. Temporary Debt Securities

     Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as conclusively evidenced by their execution of such Debt Securities. In the case of Debt Securities of any series, such temporary Debt Securities may be in global form, representing all of the Outstanding Debt Securities of such series.

     If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series of like Stated Maturity and with like terms and provisions upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of the same Stated Maturity and with like terms and provisions. Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series and of like Stated Maturity and with like terms and provisions.

     SECTION 305. Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities and of transfers and exchanges of Debt Securities. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering Debt Securities and transfers and exchanges of Debt Securities as herein provided. Separate registers may be kept for separate series of Debt Securities.

     Upon surrender for registration of transfer of any Debt Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount.

     Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for individual Debt Securities in definitive registered form, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     At the option of the Holder, Debt Securities of any series (except a Global Security) may be exchanged for other Debt Securities of the same series containing identical terms and provisions of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Debt Securities to be exchanged at the office or agency of the Company maintained for such purpose. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

     If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(18) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual definitive Debt Securities of such series, will authenticate and deliver, to the Person specified to the Trustee in writing by the Depositary, individual Debt Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Debt Securities of such series, in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual definitive Debt Securities of such series, will authenticate and deliver, to the Person specified to the Trustee in writing by the Depositary, individual Debt Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series, in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for individual Debt Securities of such series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified to the Trustee in writing by such Depositary, a new individual Debt Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security as the amount of such beneficial interest is set forth in the written notice to the Trustee; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Debt Securities authenticated and delivered pursuant to clause (i) above.

     Upon the exchange of a Global Security for individual Debt Securities in definitive registered form without coupons, in authorized denominations, such Global Security shall be cancelled by the Trustee. Individual Debt Securities in definitive registered form without coupons issued in exchange for a Global Security pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security shall instruct the Trustee. The Trustee shall deliver such Debt Securities to or as directed by the Persons in whose names such Debt Securities are so registered.

     All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

     Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee, duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 304, 907 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debt Securities of such series selected for redemption under
Section 1103 and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Debt Security called for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

     SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities.

     If (i) any mutilated Debt Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Debt Security or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

     If, after the delivery of such new Debt Security, a bona fide purchaser of the original Debt Security in lieu of which such new Debt Security was issued presents for payment or registration such original Debt Security, the Trustee shall be entitled to recover such new Debt Security from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee, the Paying Agent or the Company in connection therewith.

     In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security in accordance with its terms.

     Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

     SECTION 307. Payment of Interest; Interest Rights Preserved.

     Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on any Debt Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, notwithstanding the cancellation of such Debt Security upon any transfer or exchange subsequent to the Regular Record Date. At the option of the Company, payment of interest on any Debt Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if so specified in the manner contemplated by Section 301, by wire transfer to an account designated by such Person in writing to the Trustee.

     Any interest on any Debt Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the

     Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

     SECTION 308. Persons Deemed Owners.

     Prior to due presentment of a Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     SECTION 309. Cancellation.

     Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities held by the Trustee shall be retained by the Trustee, subject to its document retention policies, unless by a Company Order the Company shall direct that the cancelled Debt Securities be returned to it.

     SECTION 310. Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 311. Payment in Currencies.

     (a) Payment of the principal of (and premium, if any) and interest on the Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 301; provided that the Holder of a Debt Security of such series may elect to receive such payment in any other currency designated for such purpose pursuant to Section 301.

     A Holder may make such election by delivering to the Trustee a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee a written notice specifying a change in the currency in which such payment is to be made; provided that any such notice must be delivered to the Trustee not later than the close of business on the Regular or Special Record Date immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided further that no such change in currency may be made with respect to payments to be made on any Debt Security with respect to which notice of redemption has been given by the Company pursuant to Article Eleven.

     (b) If payments on a series of Debt Securities are designated to be made in a currency other than the currency in which such series of Debt Securities is denominated or at least one Holder has made the election referred to in subsection (a) above with respect to such series of Debt Securities, then the Trustee shall deliver to the Company, not later than the fourth Business Day after the Regular or Special Record Date with respect to an Interest Payment Date or the tenth day immediately preceding the Maturity of an installment of principal, as the case may be, a written notice specifying the currency or currencies in which payment with respect to such series of Debt Securities is to be made pursuant to said subsection (a) and the amount of principal of (and premium, if any) and interest on such series of Debt Securities to be paid in such other currency or currencies on such payment date.

     (c) Except as otherwise specified as contemplated by Section 301, if payments on a series of Debt Securities are designated to be made in a currency other than the currency in which such series of Debt Securities is denominated, or, if at least one Holder has made the election referred to in subsection (a) above, then the amount receivable by Holders of a series of Debt Securities so designated for payment or by Holders of a series of Debt Securities who have elected payment in a currency other than the currency in which such series of Debt Securities is denominated as provided in subsection (a) above, shall be determined by the Company on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate. The Company shall deliver, not later than the eighth Business Day following each Regular or Special Record Date or the fifth day immediately preceding the Maturity of an installment of principal, as the case may be, to the Trustee an Exchange Rate Officer's Certificate in respect of the payments to be made to such Holders on such payment date; provided, however, that if payments of principal and interest are denominated in and payable only in Dollars, no such Exchange Rate Officers' Certificate shall be required.

     (d) (i) If the Foreign Currency in which a series of Debt Securities is denominated ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Debt Securities occurring after the final date on which the Foreign Currency was so used, all payments with respect to the Debt Securities of any such series shall be made in Dollars. If payment is to be made in Dollars to the Holders of any such series of Debt Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent as of the Regular or Special Record Date with respect to such Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be equal to the sum obtained by converting the specified Foreign Currency into Dollars at the Exchange Rate on the last Record Date on which such Foreign Currency was so used in either such circumstance.

     If a Holder of a Debt Security denominated in a composite currency has elected payment in a specified Foreign Currency as provided for by subsection
(a) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall, subject to subsection (d)(ii) below, receive payment on such composite currency, provided that such payment to such Holder may be made in a different Foreign Currency designated for such purpose pursuant to Section 301 or in Dollars if that Holder has elected or elects payment in such Foreign Currency or in Dollars pursuant to subsection (a) above.

     (ii) If the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of (and premium, if any) and interest on a series of Debt Securities denominated in ECU or such other composite currency, as appropriate (the "Conversion Date"), occurring after the last date on which the ECU or such other composite currency was so used, all payments with respect to the Debt Securities of any such series shall be made in Dollars, provided that payment to a Holder of a Debt Security of such series may be made in a Foreign Currency designated for such purpose pursuant to Section 301 if that Holder has elected or elects payment in such Foreign Currency pursuant to subsection (a) above.

     If payment with respect to Debt Securities of a series denominated in ECU or any other composite currency is to be made in Dollars pursuant to the provisions of the preceding paragraph, then the amount to be paid in Dollars on a payment date by the Company to the

Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent as of the Regular or Special Record Date with respect to such Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be equal to the sum of the amounts obtained by converting each Component of such composite currency into Dollars at its respective Exchange Rate as of such Record Date or fifteenth day, as appropriate, multiplied by the number of ECU or units of such other composite currency, as appropriate, that would have been so paid had the ECU or such other composite currency, as appropriate, not ceased to be so used. If payment is to be made in Foreign Currency to the Holders of the Debt Securities of such series pursuant to the preceding paragraph, then the amount to be paid in such Foreign Currency on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent as of the Regular or Special Record Date with respect to such Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be determined by (A) converting each Component of such composite currency into Dollars at the Exchange Rate for such Component on such Record Date or fifteenth day, as appropriate, and (B) converting the sum in Dollars so obtained into such Foreign Currency at the Exchange Rate for such Foreign Currency on such Record Date or fifteenth day, as appropriate.

     (e) All decisions and determinations of an Exchange Rate Agent regarding the Exchange Rate or conversion of Foreign Currency into Dollars pursuant to subsection (d)(i) above or the conversion of ECU or any other composite currency into Dollars or Foreign Currency pursuant to subsection (d)(ii) shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon Company, the Trustee, any Paying Agent and all Holders of the Debt Securities. If a Foreign Currency in which payment of a series of Debt Securities may be made, pursuant to subsection (a) above, ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106) specifying the last date on which the Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such series of Debt Securities. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Union, or any other composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). In the event of any subsequent change in any Component, the Company, after learning thereof, will give notice to the Trustee similarly (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and shall not otherwise have any duty or obligation to determine such information independently.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     SECTION 401. Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debt Securities herein expressly provided for and rights to receive payments of principal and interest thereon) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

          (A) all Debt Securities theretofore authenticated and delivered (other than (i) Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debt Securities for whose payment money in the Required Currency has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Debt Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the Required Currency sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company pursuant to Section 115, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     SECTION 402. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

     SECTION 501. Events of Default.

     "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Debt Security of such series at its Maturity; or

          (3) default in the deposit of any sinking fund payment when and as due by the terms of a Debt Security of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) if an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money of the Company or any Subsidiary (including this Indenture), whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness in an amount in excess of $20,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; and such acceleration shall not be rescinded or annulled for a period of 10 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such event of default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (7) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any action; or

          (8) any other Event of Default provided with respect to Debt Securities of that series.

     SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Debt Securities of such series,

               (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security at the rate or rates prescribed therefor in such Debt Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

          (2) all Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503. Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

     The Company covenants that if:

          (1) default is made in the payment of any installment of interest on any Debt Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Debt Securities, the whole amount then due and payable on such Debt Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities, wherever situated.

     If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 505. Trustee May Enforce Claims without possession of Debt
                  Securities.

     All rights of action and claims under this Indenture or the Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities in respect of which such judgment has been recovered.

     SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, (and premium, if any) or interest, upon presentation of the Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively. The Holders of each series of Debt Securities denominated in ECU, any other composite currency or a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an Exchange Rate Agent by converting the principal amount Outstanding of such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities (or, if there is no such rate on such date for the reasons specified in Section 311(d) (i) of the Indenture, such rate on the date specified in such Section).

     SECTION 507. Limitation on Suits.

     No Holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     SECTION 508. Unconditional Right of Holders to Receive Principal, Premium
                  and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Debt Security on the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that the Trustee shall have the right to decline to follow any such direction

          (1) if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings would be illegal or in conflict with this Indenture or involve it in personal liability; and

          (2) subject to the provisions of Section 601, if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security on or after the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

     SECTION 515. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

     SECTION 601. Certain Duties and Responsibilities.

     (a) With respect to Debt Securities of any series, except during the continuance of an Event of Default with respect to the Debt Securities of such series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

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     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 602. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series, the Trustee shall transmit by mail to all Holders of Debt Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Debt Securities of such series, no such Notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

     SECTION 603. Certain Rights of Trustee.

     Except as otherwise provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction (including any instructions given by the Depositary pursuant to Section 305), consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any


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     action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company relevant to the facts or matters that are the subject of its inquiry, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys reasonably acceptable to the Company and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Debt Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trustee Administration Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company or any other obligor on such Debt Securities or by any Holder of such Debt Securities;

          (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (j) in the event the Trustee incurs expenses or renders services in any proceedings which result from the occurrence or continuance of an Event of Default under Section 501(6) or 501(7) hereof, or from the occurrence of any event which, by virtue of the passage of time, would become such Event of Default, the expenses so incurred and compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or equivalent law;

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          (k) the Trustee shall not be liable for incidental, indirect, special or consequential damages in connection with or arising out of this Indenture; and

          (l) in the event that the Trustee is also acting as Authenticating Agent, Paying Agent or Security Registrar hereunder, the rights, protections and immunities accorded the Trustee under this Indenture, including but not limited to those set out in this Article Six, shall also be afforded to such Authenticating Agent, Transfer Agent or Security Registrar.

     SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities.

     The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

     SECTION 605. May Hold Debt Securities.

     The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

     SECTION 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 607. Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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          (2) except as otherwise expressly provided herein, to reimburse the
     Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Debt Securities.

     SECTION 608. Disqualification; Conflicting Interests.

     (a) The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of
Section 310(b) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b) of the Trust Indenture Act are met.

     (b) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series or to change any of the definitions in connection therewith, this Section shall be automatically amended to incorporate such changes.

     SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be

          (i) a corporation organized and doing business under the laws of the United States of America, or of any state or territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by federal, state, territorial or District of Columbia authority, or

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          (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Debt Securities of any series. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608 hereof with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

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          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

          (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance to any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514,


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on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Debt Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

     SECTION 611. Acceptance of Appointment by Successor.

     (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to its lien, if any, provided for in Section 607.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become


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effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 613. Preferential Collection of Claims Against Company.



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     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection
(c) of this Section, or subsequent to such default, then, unless and until such a default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debt Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the Company under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
     Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the

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     Trustee had no reasonable cause to believe that a default as defined in
     Subsection (c) of this Section would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or


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to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or Depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

          (c) For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Debt Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which indenture and as to which securities the Trustee is also trustee,
     (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" means any obligor upon the Debt Securities.

     SECTION 614. Authenticating Agents.

     There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of Debt Securities of any series issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debt Securities of such series; provided that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debt Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 614 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 614 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign with respect to one or more or all series of Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Debt Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 614, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 614, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Debt Securities as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

     The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as Trustee:

          (a) semiannually, not more than 15 days after the Regular Record Date in respect of the Debt Securities of such series or on June 30 and December 31 of each year with respect to each series of Debt Securities to which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or June 15 or December 15, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Debt Securities of a series, no such list need be furnished with respect to such series of Debt Securities.

     SECTION 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (hereinafter referred to as "applicants") of Debt Securities of any series apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

     SECTION 703. Reports by Trustee.

     (a) The Trustee shall transmit to all Holders of Debt Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, commencing with May 15, 1998, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities is listed on any stock exchange.

     SECTION 704. Reports by Company.

     The Company will:

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

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

     SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt

     Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 802. Successor Corporation Substituted.

     Upon any consolidation with or merger into any other corporation, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

     SECTION 901. Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to provide for uncertificated Debt Securities in addition to or in place of certificated Debt Securities; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to establish the form or terms of Debt Securities of any series as permitted by Sections 202 and 301; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (8) to secure the Debt Securities pursuant to the requirements of
     Section 1008 or otherwise; or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not, based on an Opinion of Counsel to that effect, adversely affect the interests of the Holders of Debt Securities of any series in any material respect.

     SECTION 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this

Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Debt Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Debt Security, or change any Place of Payment, or the coin or currency or currency unit in which any Debt Security or the interest thereon is payable, or change or eliminate the rights of a Holder under Section 311, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1010, in accordance with the requirements of Sections 611(b) and 901(8) or the deletion of this proviso.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

     SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this

Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 905. Notice to Holders.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture under Section 902 of this Article, the Company shall transmit by mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Debt Securities, as the names and addresses of such Holders appear on the Security Register for each series of Debt Securities.

     SECTION 906. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 907. Reference in Debt Securities to Supplemental Indentures.

     Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Debt Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

     SECTION 1001. Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture.

     SECTION 1002. Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities may be presented or surrendered for payment, where Debt Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

     Unless otherwise set forth in, or pursuant to, a Board Resolution or Indenture supplemental hereto with respect to a series of Debt Securities, the Company hereby initially designates as the Place of Payment for each series of Debt Securities, the Borough of Manhattan, the City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

     SECTION 1003. Money for Debt Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, prior to or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City and State of New York, and each Place of Payment with respect to Debt Securities of the series with respect to which such moneys are so held or cause to be mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 1004. Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 1005. Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

     SECTION 1006. Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; and, provided further that such claims under (2) above exceed $10,000,000 in the aggregate.

     SECTION 1007. Limitation on Sales and Leasebacks.

     (a) The Company will not, nor will it permit any Subsidiary of the Company to, enter into any Sale and Lease-Back Transaction with respect to any Operating Property or Operating Asset more than 360 days after the later of (i) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such Operating Property or Operating Asset; (ii) the placing in operation of such Operating Property or Operating Asset or (iii) the placing in operation of such Operating Property or Operating Asset as so substantially repaired or altered, constructed, developed or substantially improved. This Covenant shall not apply to any Sale and Lease-Back Transaction with respect to any Operating Property or Operating Asset:

          (1) if the Company or such Subsidiary could issue, assume or guarantee Indebtedness secured by a Lien pursuant to Section 1008 on the property to be leased back in an amount equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction without equally and ratably securing the Outstanding Debt Securities of each series;

          (2) solely between the Company and a wholly-owned Subsidiary or between wholly-owned Subsidiaries of the Company;

          (3) if the terms of such Sale and Lease-Back Transaction have been determined by the Company's Board of Directors to be fair and arms' length and, within 360 days after the receipt of the proceeds of such Sale and Lease-Back Transaction, the Company or any of its Subsidiaries applies an amount equal to the greater of the net proceeds of such Sale and Lease-Back Transaction or the fair value of such Operating Property or Operating Asset at the time of such Sale and Lease-Back Transaction to (x) the prepayment or retirement (other than any mandatory prepayment or retirement) of Indebtedness not then due within one year of the Company or any of its Subsidiaries (other than Indebtedness of a wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary) or (y) the making of capital expenditures incurred to purchase, construct or improve property used in the ordinary course of business of the Company or any of its Subsidiaries; or

          (4) to the extent the Company transfers or sells all or part of its nine block corporate headquarters complex and parking lots in existence on the date hereof, and any additions thereto, or all or part of any of its 12 regional distribution centers in existence on the date hereof, and any additions thereto, in a transaction (including but not limited to the formation of a partnership) in which the Company (i) receives an interest equal in value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) to the value of any property so transferred or sold and (ii) enters into a lease providing the Company with the continued use of such property.

     SECTION 1008. Limitation on Liens.

     The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any Operating Property or Operating Asset of the Company or any Subsidiary, whether owned at the date of this Indenture or thereafter acquired, to secure any Indebtedness, without making effective provision whereby the Debt Securities of each series then Outstanding (together with, if the Company shall so determine, any other Indebtedness of the Company or any Subsidiary then existing or thereafter created which is not subordinate to the Debt Securities of each series then Outstanding) shall be secured by such Lien equally and ratably with (or prior to) any and all other Indebtedness thereby secured, so long as such Indebtedness shall be so secured, unless, after giving effect thereto, the aggregate amount of all such Indebtedness secured by Liens together with all Attributable Debt of the Company and its Subsidiaries in respect of Sale and Lease-Back Transactions (other than the Sale and Lease-Back Transactions excluded from the prohibition of Section 1007 by clauses (2), (3) and (4) thereof) would not exceed the greater of (i) 10% of Consolidated Net Tangible Assets of the Company, or (ii) $140,000,000; provided, however, that the foregoing restriction shall not apply to Indebtedness secured by any of the following:

          (1) Liens on any property existing at the time of acquisition thereof by the Company or a Subsidiary, provided that (x) each such Lien shall at all times be confined solely to the asset or assets so acquired and (y) the principal amount of Indebtedness secured by each such Lien shall at no time exceed the cost of the assets in question to the Company or the respective Subsidiary (including the principal amount of the Indebtedness secured thereby);

          (2) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Subsidiary or otherwise becomes a Subsidiary of the Company or at the time of a sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to the Company or a Subsidiary, provided that such Lien as a result of such merger, consolidation, sale, lease or other disposition is not extended to property owned by the Company or such Subsidiary immediately prior thereto;

          (3) Liens securing Indebtedness of a wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary;

          (4) Liens on property to secure all or part of the cost of acquiring, substantially repairing or altering, constructing, developing or substantially improving such property, or to secure Indebtedness incurred to provide funds for any such purpose, provided that (i) such Lien comes into existence not later than 360 days after the later of (a) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such property or
     (b) the placing in operation of such property or of such property as so substantially repaired or altered, constructed, developed or substantially improved and (ii) the principal amount of Indebtedness secured by such Lien does not exceed the cost of such acquisition, repair, alteration, construction, development or improvement;

          (5) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Liens;

          (6) Liens incurred or assumed in connection with an issuance of revenue bonds the interest on which is exempt from federal income tax pursuant to Section 103 and related Sections of the Internal Revenue Code of 1986, as amended;

          (7) Liens on customer and other accounts receivable owned by the Company or any Subsidiary; and

          (8) any extension, renewal or replacement (or successive extension, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing Clauses (1) to (7), inclusive; provided, however, that the principal amount of Indebtedness secured thereby and not otherwise authorized by said Clauses (1) to (7), inclusive, shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

     SECTION 1009. Certificate as to Default.

     The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is December 31) ending after the date hereof, a certificate from the principal executive officer, principal financial officer, treasurer or principal accounting officer of the Company, stating whether or not, to the knowledge of such officer, the Company has complied with all conditions and covenants under this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which such officer may have knowledge.

     For the purposes of this Section 1009, compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     The Company will deliver written notice to the Trustee five days after any officer of the Company has knowledge of the occurrence of any event which with the giving of notice or the lapse of time or both would become an Event of Default under Subsection (5) of Section 501.

     SECTION 1010. Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with the covenants set forth in Sections 1007 and 1008, with respect to the Debt Securities of any series if, before the time for such compliance the Holders of at least a majority in principal amount of the Debt Securities of such series at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.

                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

     SECTION 1101. Applicability of Article.

     Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debt Securities of any series) in accordance with this Article.

     SECTION 1102. Election to Redeem, Notice to Trustee.

     The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 1103. Selection by Trustee of Debt Securities to Be Redeemed.

     If less than all the Debt Securities of any series are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

     The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

     SECTION 1104. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

          (5) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 1105. Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date.

     SECTION 1106. Debt Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, except as contemplated pursuant to Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of
Section 307.

     If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

     SECTION 1107. Debt Securities Redeemed in Part.

     Any Debt Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered, except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security or Securities in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

     SECTION 1201. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 301 for Debt Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

     SECTION 1202. Satisfaction of Sinking Fund Payments with Debt Securities.

     The Company (1) may deliver outstanding Debt Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided, that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 1203. Redemption of Debt Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of that series pursuant to Section 1202 and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 45 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                                   DEFEASANCE

     SECTION 1301. Applicability of Article.

     If pursuant to Section 301 provision is made for the defeasance of Debt Securities of a series, then the provisions of this Article shall be applicable except as otherwise specified as contemplated by Section 301 for Debt Securities of such series.

     SECTION 1302. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

     At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 1007 and 1008 with respect to Debt Securities of any series at any time after the applicable conditions set forth below have been satisfied:

          (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series
     (i) money in the Required Currency in an amount, or (ii) in the case of Debt Securities denominated in Dollars, U.S. Government Obligations (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide (without any reinvestment of such interest or principal), not later than one day before the due date of any payment, money in an amount, or (iii) a combination of
     (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal are due;

          (2) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Debt Securities of such series are then listed on the New York Stock Exchange;

          (3) if the Debt Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

          (4) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit;

          (5) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (and containing no assumption or qualification)
     (i) Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised, and, in the case of the Debt Securities of such series being Discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service (it being understood that (A) such Opinion shall also state that such ruling is consistent with the conclusions reached in such Opinion and (B) the Trustee shall be under no obligation to investigate the basis or correctness of such ruling) and (ii) all conditions precedent to the Discharge pursuant to this Section have been complied with;

          (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this provision will not cause any violation of the Investment Company Act of 1940, as amended, on the part of the

     Company, the trust, the trust funds representing the Company's deposit or the Trustee; and

          (7) the Company shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to Section 607.

"Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 305, 306, 1002 and 1303 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including without limitation, the provisions of Section 607.

"U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses
(i) or (ii) are not callable or redeemable at the option of the issuer thereof.

     SECTION 1303. Deposited Moneys and U.S. Government Obligations To Be Held
                   in Trust.

     All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 1302 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

     SECTION 1304. Repayment to Company.

     The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of, premium, if any, and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to section 1302.

     The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to
Section 1302.

                                    * * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         TANDY CORPORATION
[CORPORATE SEAL]
                                         By  ______________________________
                                         Name:
                                         Title:
Attest:

___________________________________
         Assistant Secretary
                                         THE CHASE MANHATTAN BANK
[CORPORATE SEAL]
                                         By  ______________________________
                                         Name:
                                         Title:
Attest:

___________________________________
      Assistant Trust Officer

STATE OF                            )
COUNTY OF                           )                 SS.:

     On the _____ day of May, 1997, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of Tandy Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                                  ______________________________

                                                  Notary Public

                                                  State of __________
                                                  My commission expires ________
[Seal]

                                                                       Exhibit A

                     Form of election to receive payments in
                     [Dollars or other applicable currency]
                           or to rescind such election

     The undersigned, registered owner of certificate number ______-_________ (the "Certificate"), representing [name of series of Debt Securities] (the "Debt Securities") in an aggregate principal amount of _____________, hereby

     - elects to receive all payments in respect of the Debt Securities in [Dollars or other applicable currency]. Subject to the terms and conditions set forth in the indenture under which the Debt Securities were issued (the "Indenture"), this election shall take effect on the next Record Date (as defined in the indenture) after this election form is received by the Trustee and shall remain in effect until it is rescinded by the undersigned or until the Certificate is transferred or paid in full at Maturity.

     - rescinds the election previously submitted by the undersigned to receive all payments in respect of the Debt Securities in [Dollars or other applicable currency] represented by the Certificate. Subject to the terms and conditions set forth in the Indenture, this rescission shall take effect on the next Record Date (as defined in such Indenture) after this election form is received by the Trustee, or, in the case of Maturity of an installment of principal, the fifteenth day immediately preceding such Maturity.

     All capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to them in the Indenture.



                                              ________________________________
                                              (Name of Owner)


                                              ________________________________
                                              (Signature of Owner)